Revenue	12 Months Ended
Mar. 31, 2020
Text block [abstract]
Revenue
6. Revenue

For the year ended March 31,	2018	2019	2020	2020
	( ₹ in million)	( ₹ in million)	( ₹ in million)	(US dollars in million)
Sale of products, gross of excise duty	901,472	890,083	816,558	10,831
Less: excise duty	(10,564)	—	—	—
Sale of products, net of excise duty	890,908	890,083	816,558	10,831
Sale of services	3,085	2,205	2,159	29
Revenue from contingent rents (Refer Note 33)	15,556	16,724	16,729	222

Total revenue	909,549	909,012	835,446	11,082

a)
Revenue from sale of products and from sale of services comprises of revenue from contracts with customers of
₹
 900,750 million and
₹
 818,952 million ($ 10,863 million) for the years ended March 31, 2019 and March 31, 2020 respectively and a net loss on mark-to-market
of
₹
 8,462 million and
₹
 12,995 million ($ 172 million) on account of gains

/ losses relating to sales of product that were provisionally priced as at the beginning of the respective year with the final price settled during the subsequent year ended March 31, 2019 and March 31, 2020 respectively, gains

/ losses relating to sales of product fully priced during the respective year, and marked to market gains/ losses relating to sales of product that were provisionally priced as at the end of the respective year.

b)
Government of India (GoI) vide Office Memorandum (“OM”) No.
O-19025/10/2005-ONG-DV
dated February 01, 2013 allowed for Exploration in the Mining Lease Area after expiry of Exploration period and prescribed the mechanism for recovery of such Exploration Cost incurred. Vide another Memorandum dated October 24, 2019, GoI clarified that all approved Exploration costs incurred on Exploration activities, both successful and unsuccessful, are recoverable in the manner as prescribed in the OM and as per the provisions of PSC. Accordingly, during the year ended March 31, 2020, the Group has recognized revenue of
₹
 12,760 million ($ 169 million), for past exploration costs, through increased share in the joint operations revenue as the Group believes that cost recovery mechanism prescribed under OM is not applicable to its Joint operation partner, view which is also supported by an independent legal opinion. However, the Joint operation partner carries a different understanding and the matter is pending resolution.

c)
Majority of the Group’s sales are against advance or are against letters of credit

/ cash against documents

/ guarantees of banks of national standing. Where sales are made on credit, the amount of consideration does not contain any significant financing component as payment terms are within three months.

As per the terms of the contract with its customers, either all performance obligations are to be completed within one year from the date of such contracts or the Group has a right to receive consideration from its customers for all completed performance obligations. Accordingly, the Group has availed the practical expedient available under paragraph 121 of IFRS 15 and dispensed with the additional disclosures with respect to performance obligations that remained unsatisfied (or partially unsatisfied) at the reporting date. Further, since the terms of the contracts directly identify the transaction price for each of the completed performance obligations, in all material respects, there are no elements of transaction price which have not been included in the revenue recognised in the financial statements.
Further, there is no material difference between the contract price and the revenue from contract with customers.